                                                                 EXHIBIT 10.31

NOTICE: THIS BOND MAY BE TENDERED FOR PURCHASE ON AN OPTIONAL TENDER DATE UPON TERMS AND CONDITIONS HEREIN DESCRIBED AT A PRICE EQUAL TO 100% OF THE PRINCIPAL AMOUNT HEREOF PLUS ACCRUED INTEREST HEREON. THIS BOND IS REQUIRED TO BE TENDERED FOR PURCHASE ON A MANDATORY TENDER DATE UPON TERMS AND CONDITIONS HEREIN DESCRIBED AT A PRICE EQUAL TO 100% OF THE PRINCIPAL AMOUNT HEREOF PLUS ACCRUED INTEREST HEREON. FROM AND AFTER AN OPTIONAL TENDER DATE ON WHICH THIS BOND MAY BE TENDERED AND FROM AND AFTER A MANDATORY TENDER DATE ON WHICH THIS BOND IS DEEMED TO HAVE BEEN TENDERED INTEREST SHALL CEASE TO ACCRUE ON THIS BOND, THIS BOND SHALL NO LONGER BE DEEMED OUTSTANDING, AND THE HOLDER OF THIS BOND SHALL THEREAFTER LOOK ONLY TO FUNDS HELD IN THE BOND PURCHASE FUND FOR PAYMENT OF THE PURCHASE PRICE OF THIS BOND.


                            UNITED STATES OF AMERICA
                                STATE OF NEBRASKA

                      NEBRASKA INVESTMENT FINANCE AUTHORITY


No. R-1                                                            $2,850,000.00

                              VARIABLE RATE DEMAND
                      INDUSTRIAL DEVELOPMENT REVENUE BOND,
                                   SERIES 1997
                    (TRANSCRYPT INTERNATIONAL, INC. PROJECT)

                  THE ISSUER HAS NO TAXING POWER. THIS BOND SHALL NOT CONSTITUTE A DEBT, LIABILITY OR GENERAL OBLIGATION OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF; AND NEITHER THE STATE NOR ANY POLITICAL SUBDIVISION THEREOF SHALL BE LIABLE THEREFOR. NEITHER THE FAITH, REVENUES, CREDIT NOR TAXING POWER OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF SHALL BE PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THIS BOND. THIS BOND IS A SPECIAL LIMITED OBLIGATION OF THE ISSUER, PAYABLE SOLELY OUT OF THE TRUST ESTATE PLEDGED THEREFOR PURSUANT TO THE INDENTURE, WHICH IS THE SOLE ASSET OF THE ISSUER PLEDGED THEREFOR.

                  THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE "BLUE SKY" OR OTHER SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, EXCEPT IN COMPLIANCE WITH ALL APPLICABLE STATE AND FEDERAL LAWS AND EITHER UNDER EFFECTIVE FEDERAL AND STATE REGISTRATION STATEMENTS OR PURSUANT TO EXEMPTIONS FROM SUCH REGISTRATIONS. UNDER THE TERMS OF THE INDENTURE, ONLY BANKS, SAVINGS AND LOAN ASSOCIATIONS, FINANCIAL

INSTITUTIONS, INVESTMENT COMPANIES, MUTUAL FUNDS, CORPORATIONS, PENSION AND PROFIT-SHARING ACCOUNTS, BUSINESS PARTNERSHIPS OR TRUSTS, EACH OF WHOM IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A) OF REGULATION D OF THE SECURITIES AND EXCHANGE COMMISSION, AND DELIVERS AN INVESTOR LETTER TO THE ISSUER AND TO THE TRUSTEE SUBSTANTIALLY IN THE FORM ATTACHED TO THE INDENTURE AS EXHIBIT B-1 OR B-2, AS APPLICABLE, MAY INVEST, OR ACQUIRE A BENEFICIAL INTEREST, IN THIS BOND AND ONLY THROUGH A REGISTERED BROKER-DEALER.


     Interest       Maturity       Date of Original
       Rate           Date              Issue                    CUSIP
---------------  ---------------  ------------------    -----------------------
     Variable     March 1, 2017      March 25, 1997            639669 CB 4


REGISTERED
HOLDER:

PRINCIPAL
AMOUNT:


                  KNOW ALL PERSONS BY THESE PRESENTS that the Nebraska Investment Finance Authority, a body politic and corporate, not a state agency but an independent instrumentality exercising essential public functions (the "Issuer"), for value received, promises to pay to the registered holder named above, or registered assigns, but only from the Bond Fund (as defined in the Indenture described below), and upon presentation and surrender hereof at the principal corporate trust office of the Trustee named below, the principal sum specified above, on the maturity date specified above, or, if this Bond is prepayable as stated below, on a prior date on which it shall have been duly called for redemption, and to pay interest on said principal sum to the Record Date Holder hereof, as defined below, solely from the Bond Fund, until the principal sum is paid or discharged, at the rates and on the dates provided herein, computed during the Variable Rate Period (hereinafter defined) on the basis of the actual number of days elapsed in a year of 365 or 366 days, as applicable, and during the Fixed Rate Period (hereinafter defined) on the basis of a 360-day year of twelve 30-day months.

                  THIS BOND SHALL BE PURCHASED ON THE DEMAND OF THE HOLDER AT THE TIMES AND UPON THE TERMS AND CONDITIONS AS HEREINAFTER DESCRIBED.

                  This Bond shall bear interest from the date of original issue, or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or provided for. The "Record Date Holder" is the person in whose name this Bond is registered in the Bond Register maintained by the Trustee named below or its successor in trust (the "Registered Holder" or "Holder" hereof) either (i) with respect to each Variable Rate Interest Payment Date (hereinafter defined) on the calendar day next preceding such Variable Rate Interest Payment Date (hereinafter defined) and (ii) with respect to each Fixed Rate Interest Payment Date (hereinafter defined) on the fifteenth day of the calendar month next preceding such Fixed Rate Interest Payment Date, in each case whether or not such day is a Business Day. Interest shall be payable by check or draft mailed to the Registered Holder at his or her address as it appears on the Bond Register on the Record Date, except as otherwise provided in the Indenture.

                  The principal of and interest and premium, if any, on this Bond are payable in lawful money of the United States of America. Upon notice to the Trustee accompanied by proper wire instructions, any Holder of the Bonds in an aggregate amount equal to or greater than $500,000 may elect to be paid the interest on such Bonds payable on any Interest Payment Date by Federal Reserve wire transfer in immediately available funds, less any applicable wire transaction cost, to any bank in the United States specified by such Holder.

                  Interest not timely paid or duly provided for will be paid by check mailed to the person in whose name this Bond is registered on the Bond Register at the close of business on a date (the "Special Record Date") fixed by the Trustee, notice of which is to be mailed to all Bondholders.

                  This Bond is one of an issue in the aggregate principal amount of $2,850,000 (the "Bonds"), all of like nominal date of original issue and tenor, except as to serial number and amount, issued in accordance with an Indenture of Trust, dated as of March 1, 1997 (the "Indenture"), duly executed and delivered by the Issuer to Norwest Bank Nebraska, National Association, in Omaha, Nebraska (the "Trustee"), setting forth the terms upon which the

Bonds are issued. The Bonds are equally and ratably secured by and entitled to the protection of the Indenture. The Bonds are issued by the Issuer for the purpose of refunding bonds of the Issuer and financing a project within the meaning of Section 58-201 et seq., Reissue Revised Statutes of Nebraska (1993), as amended (the "Act"), consisting of the construction of an addition to and acquisition and installation of manufacturing equipment in the existing manufacturing facility (the "Project") owned by Transcrypt International, Inc., a Delaware corporation (the "Company") and located in Lincoln, Nebraska by making a loan (the "Loan") of the proceeds of the Bonds to the Company. The Company has agreed under the Loan Agreement dated as of March 1, 1997, by and between the Issuer and the Company (the "Loan Agreement") to repay the Loan, together with interest thereon, in amounts and at times sufficient to pay the principal of, premium, if any, and interest on the Bonds as the same shall become due and payable (the "Basic Payments"). Pursuant to the Indenture, the Issuer has assigned and pledged to the Trustee, for the equal and ratable benefit of the Holders of the Bonds, the Basic Payments due under the Loan Agreement and other amounts as set forth in the Loan Agreement, but not including the Reserved Rights.

                  Payment of the Bonds is further secured by an irrevocable letter of credit (such Letter of Credit or any alternate Letter of Credit delivered in accordance with the Loan Agreement and Indenture are hereafter collectively referred to as the "Letter of Credit") issued by Norwest Bank Minnesota, National Association (together with the issuer of any Alternate Letter of Credit delivered in accordance with the Loan Agreement are hereafter collectively referred to as the "Bank") in favor of the Trustee, obligating the Bank to pay to the Trustee during the periods described therein, upon request and in accordance with the terms thereof and of the Loan Agreement and the Indenture, the amounts described therein for the purpose of making certain payments on or with respect to the Bonds. The Company and Norwest Bank Nebraska, National Association (the "Reimbursement Bank") have entered into a Letter of Credit and Reimbursement Agreement dated as of March 1, 1997 (together with any reimbursement agreement relating to any alternate Letter of Credit, the "Reimbursement Agreement") providing for repayment of the amounts drawn under the Letter of Credit and other provisions relating to the Company and the Project. Reference is hereby made to the Loan Agreement, Reimbursement Agreement, Letter of Credit and Indenture, including all indentures supplemental thereto, for a description of the property encumbered and assigned, the provisions, among others, with respect to the nature and extent of the security, the rights of the Issuer, and the rights, duties and obligations of the Company, the Trustee, the Bank, the Reimbursement Bank and the Holders of the Bonds and the terms upon which the Bonds are issued and secured.

                  The term "Business Day" shall mean a day other than a Saturday, Sunday, legal holiday or other date on which banking institutions in Minneapolis, Minnesota or Omaha, Nebraska are authorized or required by law to close. If the date for making any payment or the last date for performance of any act or the exercising of any right, as provided in this Bond, is not a Business Day, such payment may be made or act performed or right exercised on the next succeeding Business Day.

                  The Company has caused to be delivered to the Trustee the Letter of Credit, which expires on April 1, 2007, or if April 1, 2007 is not a Business Day, the first Business Day thereafter. The Trustee is entitled under the Letter of Credit to draw up to (a) an amount sufficient (i) to pay 103 percent of the principal of the Bonds or (ii) to enable the Trustee to pay the purchase price of the Bonds delivered to it for purchase and not remarketed, plus (b) an amount equal to fifty (50) days' accrued interest on the Outstanding Bonds assuming an interest rate of 10%. During the Letter of Credit Period (as defined in the Indenture), upon the expiration of the Letter of Credit, the Company is required to provide another letter of credit having terms substantially similar to the Letter of Credit.

                  Interest on the Bonds shall be payable on the first day of each month, commencing on April 1, 1997, during the Variable Rate Period, and on the Conversion Date or the date of payment in full of this Bond if no Conversion Date shall occur (each a "Variable Rate Interest Payment Date"), and, on March 1 or September 1 next succeeding the Conversion Date, and on each March 1 and September 1 thereafter (each a "Fixed Rate Interest Payment Date") until payment in full of this Bond.

                  Prior to the Conversion Date (as defined below), this Bond shall bear interest at the Variable Rate as defined in the Indenture (the "Variable Rate"); provided that in no event shall the Variable Rate exceed ten percent (10.00%) per annum.

                  On and after the Conversion Date this Bond shall bear interest at the Fixed Rate (as defined in the Indenture). The interest rate on this Bond shall be converted to the Fixed Rate, on a one-time basis at the option of the Company upon the conditions set forth in the Indenture and below.

                  The Company may, with the written consent of the Reimbursement Bank, exercise the option to convert the interest rate on the Bonds from a Variable Rate to a Fixed Rate by written notice to the Trustee, the Issuer and the Remarketing Agent, as defined in the Indenture, stating (A) its election to convert the interest rate on this Bond to the Fixed Rate, (B) the date on which such conversion shall occur (the "Conversion Date"), which shall be a Business Day not less than 60 nor more than 90 days from the date the Company gives such notice, and (C) the date on which the Fixed Rate shall be announced, which shall be not less than ten (10) days prior to the Conversion Date (the "Computation Date"), and by delivering to the Trustee, the Issuer and the Remarketing Agent, with such notice, an opinion of Bond Counsel (as such term is defined in the Indenture) stating that such conversion to the Fixed Rate is authorized and permitted by the Act and the Indenture and will not cause the interest on the Bonds to become includable in gross income for federal income tax purposes. In such case, the Fixed Rate shall be the interest rate on this Bond announced by the Remarketing Agent on the Computation Date, shall be effective on and after the Conversion Date and shall be equal to the interest rate at which the Remarketing Agent has received on the Computation Date commitments to purchase all of the Bonds on the Conversion Date at par.

                  If the Company has exercised its option to convert the Bonds to the Fixed Rate and on the Computation Date the Remarketing Agent has not received commitments to purchase all of the Bonds on the Conversion Date at par, the conversion of the Bonds to the Fixed Rate shall be canceled and the Bonds shall continue to bear interest after the Conversion Date at the Variable Rate as if such option had not been exercised. The Trustee shall promptly give notice of any such cancellation to the Bondholders. No such cancellation shall affect the right of the Company thereafter to exercise its option to convert the Bonds to the Fixed Rate.

                  Prior to the Conversion Date, the Holder of this Bond may require the Trustee to purchase this Bond (in whole but not in part), on any Business Day during the Variable Rate Period, at a purchase price equal to the principal amount thereof plus accrued interest thereon from the most recent Variable Rate Interest Payment Date, upon:

                  a) giving to the Trustee and the Remarketing Agent notice by facsimile, telex or other means of written or printed instantaneous communication delivered to the Trustee at its principal corporate trust office and the Remarketing Agent at its principal office (the "Optional Tender Notice") stating: (1) the principal amount of this Bond and the name of the holder hereof, and (2) the date on which this Bond is to be purchased (the "Optional Tender Date"), which date shall be a Business Day on or after the seventh calendar day next succeeding the date of the giving of the Optional Tender Notice; and

                  b) delivery of this Bond (with an appropriate instrument of transfer executed in blank) to the Trustee by 12:00 o'clock Noon, Nebraska time, on the Business Day prior to the Optional Tender Date.

                  On the Optional Tender Date the Trustee shall purchase this Bond from the Holder hereof using only funds available under the Indenture at a purchase price equal to the principal amount hereof plus accrued interest thereon.

                  A Mandatory Tender Date shall occur on any Conversion Date or a date on which the Bonds are called for mandatory tender, in lieu of mandatory redemption, as hereinafter described, or on the date on which an Alternate Letter of Credit shall take effect. Subject to the provisions of (ii) below, the Holder hereof shall be required to tender this Bond to the Trustee on or before 12:00 o'clock Noon, Nebraska time on the Business Day prior to the Mandatory Tender Date, for purchase on the Mandatory Tender Date at a purchase price equal to the principal amount hereof plus accrued interest thereon, all as more fully provided herein and in the Indenture.

                  (i) Notice of a Mandatory Tender Date (a "Mandatory Tender Notice") shall be given by the Trustee, by first class mail, to the Holder of this Bond at its address appearing on the registration books for the Bonds maintained by the Trustee, not less than thirty days prior to the Conversion Date, or seven days prior to the date on which an Alternate Letter of Credit shall take effect. Such Mandatory Tender Notice shall specify the Conversion Date, or the date on which an Alternate Letter of Credit shall take effect, as the case may be, and state (a) the reason for the mandatory tender,
(b) that all Bonds shall be purchased on the Conversion Date at a purchase price equal to the principal amount thereof plus accrued interest thereon, (c) that all Bonds must be tendered for purchase at or before 12:00 o'clock Noon, Nebraska time on the Business Day prior to the Mandatory Tender Date, together with an appropriate instrument of transfer executed in blank and (d) any such Bond which is not tendered but for which there has been irrevocably deposited in the Letter of Credit Account in the Bond Purchase Fund (as such term is defined in the Indenture) with the Trustee an amount sufficient to pay the purchase price thereof (an "Untendered Bond") shall be deemed to have been tendered and shall not be entitled to receive interest on such Bond on and after the relevant Mandatory Tender Date.

                  (ii) This Bond shall be tendered to the Trustee for purchase at or before 12:00 o'clock Noon, Nebraska time on the Business Day prior to the Mandatory Tender Date, by delivering this Bond to the Trustee together with an appropriate instrument of transfer duly executed in blank and on the Mandatory Tender Date, the Trustee shall purchase this Bond or cause this Bond to be purchased at a purchase price equal to the principal amount hereof plus accrued interest thereon from the most recent Variable Rate Interest Payment Date.

                  (iii) If this Bond is not tendered on or before any Mandatory Tender Date, then this Bond shall be deemed to have been tendered and the Holder hereof shall not be entitled to receive interest on this Bond for any period beginning on or after the Mandatory Tender Date and upon surrender of this Bond to the Trustee, the Holder of this Bond shall be paid only an amount equal to the purchase price of this Bond due on the Mandatory Tender Date.

                  On or after September 1, 1997, the Bonds are subject to redemption in whole or in part on any Interest Payment Date, at the option of the Company and with the consent of the Reimbursement Bank, upon 30 days prior notice, at a redemption price equal to the principal amount of the Bonds to be redeemed plus accrued interest thereon to the redemption date, without premium.

                  During the Letter of Credit Period, as defined in the Indenture, the Bonds are subject to mandatory redemption in whole at a redemption price equal to the principal amount, without any premium, plus accrued interest to the Redemption Date on the date established pursuant to the Indenture, in the event that the Company fails to provide the Trustee at least 35 days prior to the expiration of a Letter of Credit either an extension of the existing Letter of Credit by the Bank or an Alternate Letter of Credit; provided that in lieu of redemption of the Bonds, the Company may require the Bonds be tendered or purchased on the Redemption Date if certain conditions set forth in the Indenture are satisfied.

                  This Bond is subject to mandatory redemption in whole on the first Business Day for which notice of redemption can properly be given as provided herein upon the occurrence of a Determination of Taxability (as such term is defined in the Indenture) at a redemption price equal to 103 percent of the principal amount of this Bond, but without any other premium or obligation to the Holder, plus accrued interest thereon to the redemption date.

                  All Bonds are subject to mandatory prepayment and redemption by lot at par and accrued interest without premium on each of the following dates and in the following principal amounts (unless and to the extent a credit against any such amount is applied as provided in the Indenture):

                           Date                                        Amount
                           ----                                        ------
                           3/1/98                                      $140,000
                           3/1/99                                       140,000
                           3/1/00                                       140,000
                           3/1/01                                       140,000
                           3/1/02                                       140,000
                           3/1/03                                       140,000
                           3/1/04                                       140,000
                           3/1/05                                       140,000
                           3/1/06                                       140,000
                           3/1/07                                       140,000
                           3/1/08                                       145,000
                           3/1/09                                       145,000
                           3/1/10                                       145,000
                           3/1/11                                       145,000
                           3/1/12                                       145,000
                           3/1/13                                       145,000
                           3/1/14                                       145,000
                           3/1/15                                       145,000
                           3/1/16                                       145,000
                           3/1/17*                                      145,000

--------------

*Final Maturity

                  Pursuant to Section 4.9 of the Indenture, the Reimbursement Bank or its designee may purchase Bonds which have been called for redemption or acceleration due to the Company's failure to provide an Alternate Letter of Credit, upon a Determination of Taxability or upon certain Events of Default.

                  In the case of any partial redemption of the Bonds, the particular Bonds to be redeemed shall be selected by the Trustee in such manner as the Trustee shall deem fair and equitable and the Bonds shall be redeemed in the principal amounts specified in the Indenture. Upon the partial redemption of any Bond, the Holder thereof is not required to surrender such Bond to the Trustee for payment of the redemption price (including accrued interest thereon on the date fixed for redemption) of the portion thereof called for redemption and the Holder shall note (and there shall be deemed to have been noted) on the Bond the principal amount so redeemed; provided that failure to note such prepayment hereon shall not affect the validity of such redemption.

                  Notice of redemption shall, if required by law, be published at least once before the redemption date in a daily or weekly financial journal or newspaper of general circulation in New York, New York, and shall be mailed first class mail at least thirty (30) days prior to the date fixed for redemption to each Registered Holder of a Bond to be redeemed. All Bonds so called for redemption, provided funds for their redemption have been duly deposited, will cease to bear interest on the specified redemption date and (except for the purpose of payment) shall no longer be protected by the Indenture and shall not be deemed Outstanding under the Indenture, and shall thereafter be payable solely from the funds provided for payment.

                  In addition to the foregoing, if under certain circumstances an Event of Default, as defined in the Indenture, shall occur, the principal of all the Bonds and all interest accrued thereon may, without prior notice to the Bondholders, be declared due and payable in the manner and with the effect provided in the Loan Agreement and Indenture.

                  This Bond and the series of which it forms a part are issued pursuant to and in full compliance with the Constitution and laws of the State of Nebraska, particularly the Act, and pursuant to a resolution adopted and approved by the Issuer, which resolution authorized the Project and the execution and delivery of the Indenture, and the issuance of the Bonds as special, limited obligations payable solely from revenues derived from the Loan Agreement, including Letter of Credit proceeds, except that under certain circumstances the Bonds may be payable from Bond proceeds. The Basic Payments under the Loan Agreement are scheduled to be sufficient to pay the principal of, premium, if any, and interest on the Bonds as the same become due and payable and are to be paid to the Trustee for the account of the Issuer and credited to the Bond Fund as a special trust fund account created by the Issuer and have been and are hereby pledged for that purpose. THE BONDS, INCLUDING PRINCIPAL, PREMIUM AND ANY OTHER PAYMENTS HOWEVER DESIGNATED, AND THE INTEREST DUE THEREON DO NOT AND SHALL NEVER CONSTITUTE A GENERAL INDEBTEDNESS OF THE ISSUER WITHIN THE MEANING OF ANY STATE CONSTITUTIONAL OR STATUTORY PROVISION AND DO NOT AND SHALL NOT CONSTITUTE OR GIVE RISE TO A PECUNIARY LIABILITY OR MORAL OBLIGATION OF THE ISSUER, THE STATE OF NEBRASKA OR ANY OF ITS POLITICAL SUBDIVISIONS, OR A CHARGE AGAINST ITS GENERAL CREDIT, OR TO THE EXTENT PERMITTED BY LAW, ANY PECUNIARY LIABILITY OF ANY OFFICER, EMPLOYEE OR AGENT OF THE ISSUER. THE ISSUER HAS NO TAXING POWERS. The provisions of this paragraph are controlling notwithstanding anything herein to the contrary.

                  The Holder of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. Modifications or alterations of the Indenture, or of any indenture supplemental thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

                  With the consent of the Issuer, the Company, the Reimbursement Bank and the Trustee, as appropriate, and to the extent permitted by and as provided in the Indenture, the terms and provisions of the Indenture, the Loan Agreement and the Letter of Credit, or of any instrument supplemental thereto, may be modified or altered by the consent of the Holders of at least 51% in aggregate principal amount of the Bonds then Outstanding thereunder.

                  The Indenture also contains provisions permitting Holders of a majority in aggregate principal amount of the Bonds at the time Outstanding, on behalf of all the Holders of all the Bonds and with the consent of the Reimbursement Bank, to waive compliance by the Issuer with certain provisions of the Indenture and certain defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and on all future Holders of this Bond and of any Bond issued in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.

                  The Bonds are issued as fully registered Bonds without coupons in the denomination of $100,000 or any greater amount in multiples of $5,000 except for one Bond which following redemptions may be in an amount less than $100,000. The Bonds are interchangeable for one or more Bonds in Authorized Denominations, aggregate principal amount, interest rate and maturity date, upon surrender thereof by the Holder at the principal office of the Trustee, in the manner and subject to the limitations provided in the Indenture. The Issuer, the Trustee and any additional paying agents may deem and treat the Holder hereof as the absolute owner hereof (whether or not this Bond shall be overdue) for the purpose of receiving payment of or on account of principal hereof and interest (except as otherwise hereinabove provided with respect to the Record Date) due hereon and for all other purposes, and the Issuer, the Trustee and any additional paying agents shall not be affected by any notice to the contrary.

                  Subject to the limitations provided in the Indenture, this Bond is only transferable by the Holder hereof upon surrender of this Bond for transfer at the principal corporate trust office of the Trustee, duly endorsed or accompanied by a written instrument or instruments of transfer in the form printed on this Bond or in another form satisfactory to the Trustee and executed and with guaranty of signature by the Holder hereof or his attorney duly authorized in writing, containing written instructions as to the details of the transfer of the Bond. Thereupon the Issuer shall execute (if necessary) and the Trustee shall authenticate and deliver, in exchange for this Bond, one or more new Bonds in the name of the transferee (but not registered in blank or to "bearer" or a similar designation), of an Authorized Denomination, in aggregate principal amount equal to the principal amount of this Bond, of the same maturity, and bearing interest at the same rate.

                  Notwithstanding anything herein to the contrary, in no event shall this Bond be transferred to or registered in the name of any transferee (except the Trustee, the Reimbursement Bank, the Remarketing Agent or the Company) who is not an institutional accredited investor who has (A) executed an Investor Letter in the form attached to this Indenture as Exhibit B-1 or (B), in the event such transferee is to be issued a Bond (i) which is in a principal amount representing less than one-third of the Bonds Outstanding, or (ii) at such time the Letter of Credit then securing this Bond is not issued by a Bank, the senior debt obligations of which carry a Rating Category of at least AA, or (iii) at such time the Letter of Credit is not then in full force and effect or has been improperly dishonored, executed an Investor Letter in the form attached to this Indenture as Exhibit B-2.

                  No service charge shall be made to the Holder for any registration, transfer or exchange hereinbefore referred to, but the Trustee may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds, other than exchanges expressly provided in the Indenture to be made without charge to Bondholders.

                  IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to exist, to happen and to be performed precedent to and in the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner, as required by law, and that the issuance of this Bond and the series of which it forms a part, together with all other obligations of the Issuer, does not exceed or violate any constitutional or statutory limitation.

                  This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture unless the Certificate of Authentication hereon shall have been executed by the Trustee.

                  IN WITNESS WHEREOF, the Nebraska Investment Finance Authority, by its governing body, has caused this Bond to be executed in its name by the manual or facsimile signatures of its Chairperson and its Executive Director and by the manual signature of the Trustee acting as authenticating agent, and has caused this Bond to be sealed with a facsimile of its official seal printed hereon.

                                             NEBRASKA INVESTMENT FINANCE
                                             AUTHORITY



TRUSTEE'S CERTIFICATE OF AUTHENTICATION This Bond is one of the Bonds described in the within mentioned Indenture.


Norwest Bank Nebraska, National Association,
Trustee


By______________________________             Date:______________________
   Responsible Agent


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                                   ASSIGNMENT


                  For value received, the undersigned hereby sells, assigns and transfers unto ________________________________________________
_________________________________ the within Bond and does hereby irrevocably constitute and appoint __________________ ______________ attorney to transfer the Bond on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:  _______________________   ___________________________

         Notice: The assignor's signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or any change whatever.

Signature Guaranteed:

_______________________

Signature(s) must be guaranteed by a national bank or trust company or by a brokerage firm having a membership in one of the major stock exchanges.

         The Trustee will not effect transfer of this Bond unless the information concerning the transferee requested below is provided.

Name and Address:  ________________________________________

                   ________________________________________

                   ________________________________________
                   (Include information for all joint owners
                     if the Bond is held by joint account)

Insert social security or
other identifying number of
Transferee

___________________________

___________________________


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